Exhibit 4.1

WLS

ORDINARY SHARES

WAVE LIFE SCIENCES LTD.

INCORPORATED IN THE REPUBLIC OF SINGAPORE UNDER THE COMPANIES ACT, CHAPTER 50

8 CROSS STREET, #10-00 PWC BUILDING, SINGAPORE 048424

COMPUTERSHARE TRUST COMPANY, N.A. 250 ROYAL STREET, CANTON, MA 02021

SHARES

ORDINARY SHARES

THIS IN CANTON, CERTIFICATE MA, JERSEY IS TRANSFERABLE CITY, NJ AND COLLEGE STATION, TX

CUSIP 45824Q 12

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

IS THE OWNER OF

FULLY PAID ORDINARY SHARES, NO PAR VALUE PER SHARE, OF

WAVE LIFE SCIENCES LTD.

subject to the Memorandum and Articles of Association of the Company and transferable on the Register of Members of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate and the form of share transfer on the reverse side properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. GIVEN UNDER the seal of the Company and the facsimile signatures of its duly authorized directors.

Dated:

SIGNATURE TO COME SEAL TO COME SIGNATURE TO COME

DIRECTOR DIRECTOR

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N .

TRANSFER AND REGISTRAR AGENT By: AUTHORIZED SIGNATURE

WAVE LIFE SCIENCES LTD.

THE COMPANY WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND SUBJECT TO A PAYMENT OF $5 OR SUCH LESSER SUM AS MAY BE FIXED BY THE DIRECTORS OF THE COMPANY, A COPY OF THE COMPANY’S MEMORANDUM AND ARTICLES OF ASSOCIATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– Custodian

(Cust) (Minor)

under Uniform Gifts to Minors Act

(State)

UNIF TRF MIN ACT– Custodian (until age )

(Cust)

under Uniform Transfers

(Minor)

to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

paid Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer and register the said shares on the register of Members of the within named Company.

Dated

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY

CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.